EXHIBIT  23.2
LEGAL  CONSENT


                                 JERRY GRUENBAUM
                          Attorney and Counselor at Law
                           54 Hazard Avenue, Suite 270
                           Enfield, Connecticut 06082
                                 (860) 763-4222
                               FAX: (860) 763-4227




                                     CONSENT


     I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Chemical Consortium Holding, Inc.

     DATED this 29th day of January, 2002.

                                   Yours  truly,


                                   /s/  Jerry Gruenbaum
                                   --------------------
                                   Jerry  Gruenbaum


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